CAUSE NO. 12-DCV-197592

SUGAR LAND MALL, LLC F/K/A GGP-SUGAR LAND MALL, LP (Plaintiff)	§ § § §	IN THE DISTRICT COURT OF
V.	§ §	FORT BEND COUNTY, TEXAS
KDGE KONA GRILL, INC. KONA GRILL, INC. AND KONA TEXAS RESTAURANT, INC. F/K/A KG TEXAS KONA GRILL, INC. (Defendants)	§ § § §	268th JUDICIAL DISTRICT

MEDIATED SETTLEMENT AGREEMENT

1. The parties hereto agree to settle all claims and controversies between them, asserted or assertable in this case. ~~except~~ ____.

2. The consideration to be given for this settlement is as follows:

   (a) Plaintiff shall receive the sum of $950,000.00 U.S. Dollars, on or before 10-15-12, which sum will be paid by the following parties in the amounts stated:

Party	Amount
Kona Grill Inc.	$950,000.00

   (b) ______________ shall execute a note payable to ______________ on a State Bar of Texas approved form with the following terms:

   1) ______________ principal amount;

   2) ______________% interest pre-maturity and ______________% post-maturity;

   3) ______________ note date; ______________ maturity date;

4) ____________ payment terms; ~~and,~~

5) Secured by ____________________________

which shall be evidenced by ____________________.

3. The above-styled and numbered case shall be resolved by:

(a) An agreed order of dismissal with prejudice with costs taxed to each party incurring same.

(b) An agreed judgment providing as follows: ____________________

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(c) Any agreed judgment shall be signed by the trial judge, but may not be abstracted or recorded or any collection efforts made upon same so long as the following conditions are kept:

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4. The parties agree to release, discharge, and forever hold the other harmless from any and all claims, demands or suits, known or unknown, fixed or contingent, liquidated or unliquidated whether or not asserted in the above case, as of this date, arising from or related to the events and transactions which are the subject matter of this case. ~~except for the following:~~ ____________________

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____. This mutual release runs to the benefit of all attorneys, agents, employees, officers, directors, shareholders, and partners of the parties. ~~except:~~ ____________________

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____.

"Party" as used in this release includes all named parties to this case, as well as ____, ~~and~~ all related entities of the parties. ~~except~~ ____.

5. Each signatory hereto warrants and represents:

(a) he or she has authority to bind the parties for whom that signatory acts.

(b) the claims, suits, rights and/or interests which are the subject matter hereto are owned by the party asserting same, have not been assigned, transferred or sold and are free of encumbrances.

6. Jason Lien has retained the original of this Agreement and shall deliver drafts of any further settlement documents to the other parties by 9-~~[crossed out]~~-12. The parties agree to cooperate with each other in the drafting and execution of such additional documents as are reasonably requested or required to implement the terms and spirit of this agreement. 21 LAC

7. If one or more disputes arise with regard to the interpretation and/or performance of this agreement or any of its provisions, the parties agree to attempt to resolve same by phone conference with Trey Bergman, the mediator who facilitated this settlement. If the parties cannot resolve their differences by phone conference, then each agrees to schedule one day of Mediation with the mediator, Trey Bergman within thirty (30) days to resolve the disputes and to share the costs of same equally. If a party refuses to mediate, then that party may not recover attorney's fees or costs in any litigation brought to construe or enforce this agreement. Otherwise, if mediation is unsuccessful, then the prevailing party or parties shall be entitled to recover reasonable attorney's fees and expenses, including the cost of the unsuccessful mediation.

8. Other terms of this settlement are: Kona will spend a minimum of $500,000 tenanant improvments and exercise its renewal option on it's La Cantera, San Antonio, Texas location no later than 12-31-13. The lease for the La Cantera location shall be amended in furtherance of this settlement consistent with the foregoing terms with drafts to be ~~[crossed out]~~ delivered as delineated in ¶6 herein

9. This agreement is made and performable in Fort Bend County, Texas and shall be construed in accordance with the laws of the State of Texas.

LAC

10. Each signatory to this settlement has entered into this Agreement freely and without duress after having consulted with professionals of his or her choice. Each party hereto has been advised by Trey Bergman, the Mediator that the Mediator is not the attorney for any party and that each party should have this Agreement reviewed by that party's attorney prior to signing this Agreement.

Signed this 14th day of September, 2012.

PLAINTIFF(S)	DEFENDANT(S)
Sugar Land Mall, LLC	KDGE Kona Grill Inc.
By:	Kona Grill, Inc. and
Marvin Levine	Kona Texas Restraunts, Inc.
by: [signature], authorized	By: [signature]
agent	Marci Rude

Approved Attorney for Plaintiff(s):	Approved Attorney for Defendant(s);
(X) [signature]	(X) [signature]
Lee Collins	Jason Lien

Other Parties:

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Other Parties:

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Approved Attorney for:

____

Approved Attorney for:

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